UNITED STATES
                     SECURITIES AND EXHCANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                         CURRENT REPORT PURSUANT TO
                         SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

              Date of report(Date of earliest event reported):
                             SEPTEMBER 22, 2009

                     FIRST MID-ILLINOIS BANCSHARES, INC.
           (Exact Name of Registrant as Specified in Its Charter)

                                  DELAWARE
               (State of Other Jurisdiction of Incorporation)

                     0-13368                       37-1103704
             (Commission File Number)            (IRS Employer
                                               Identification No.)

              1515 CHARLESTON AVENUE
                     MATTOON, IL                     61938
              (Address of Principal                (Zip Code)
                Executive Offices)

             Registrant's telephone number, including area code:
                               (217) 234-7454

                               NOT APPLICABLE
        (Former Name or Former Address, if Changed Since Last Report)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



   ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

   On September 22, 2009, the Board of Directors (the "Board") of First Mid-Illinois Bancshares, Inc. (the "Corporation") declared a dividend distribution of one right (each a "Right") for each outstanding share of the common stock, par value $4.00 per share, of the Corporation ("Common Stock") to stockholders of record at the close of business on October 16, 2009 (the "Record Date"). Each Right will entitle the registered holder to purchase from the Corporation one share of Common Stock at an exercise price of $75.00, subject to adjustment (as adjusted from time to time, the "Purchase Price"). The description and terms of the Rights are set forth in a Rights Agreement, dated as of September 22, 2009 (the "Rights Agreement"), between the Corporation and Computershare Trust Company, N.A., as Rights Agent. The Corporation previously entered into that certain Rights Agreement, dated as of September 21, 1999, between the Corporation and Harris Trust and Savings Bank, as Rights Agent, which expired by its terms at the close of business on September 21, 2009.

        Initially following the Record Date, the Rights will be attached to all certificates representing shares of Common Stock then outstanding, and no separate Rights Certificates (as defined in the Rights Agreement) will be distributed. Unless previously redeemed by the Board in accordance with the Rights Agreement, the Rights will separate from the Common Stock and a "Distribution Date" will occur upon the earlier of (i) 20 days following the Stock Acquisition Date (as defined below) or (ii) 20 days (or such later date as the Board shall determine, provided that no deferral of such date may be made by the Board at any time during the Special Period (as defined below)) after the date a tender or exchange offer that would result in a person or group beneficially owning 15% or more of the outstanding shares of Common Stock is first published, sent or given to the Corporation's stockholders. The "Special Period" is defined as the 180-day period following the effectiveness of any election of directors, occurring after a public announcement (and prior to the withdrawal or abandonment of such announcement) by a third party of an intent or proposal to engage (without the current and continuing concurrence of the Board) in a transaction involving an acquisition of or business combination with the Corporation or otherwise to become an Acquiring Person (as defined below), which election results in a majority of the Board being comprised of persons who were not nominated by the Board in office immediately prior to such election.

        The "Stock Acquisition Date" is defined as the earlier of (x) the first date of public announcement by the Corporation that any person or group (other than certain exempt persons or groups) has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the shares of Common Stock then outstanding or (y) the date that any person enters into an agreement with the Corporation or any of its subsidiaries providing for an Acquisition Transaction (as defined below) (any person described in clause (x) or clause (y) above is referred to as an "Acquiring Person"). None of Margaret Lumpkin Keon, Mary Lumpkin Sparks and Richard Anthony Lumpkin or any of their respective spouses or descendants or certain related trusts or other entities (or a group comprised solely of such persons) will be deemed to be an Acquiring Person as long as all such persons beneficially own less than 40.1% of the outstanding shares of Common Stock. An "Acquisition Transaction" is defined as (a) a merger, consolidation or similar transaction as a result of which stockholders of the Corporation will own less than 60% of the outstanding shares of Common Stock or the common stock of a publicly traded entity which controls the Corporation or into which the Corporation has been merged or otherwise combined (based solely on the shares of Common Stock received by such stockholders, in their capacity as stockholders of the Corporation, pursuant to such transactions), (b) a purchase or other acquisition of all or a substantial portion of the assets of the Corporation and its subsidiaries, or (c) a purchase or other acquisition of securities representing 15% or more of the shares of Common Stock then outstanding.

        Following the Record Date and until the Distribution Date, (i) the Rights will be evidenced by the Common Stock certificates and will be transferred only with such Common Stock certificates, (ii) new Common Stock certificates issued after the Record Date will contain a notation incorporating the Rights Agreement by reference and (iii) the surrender for transfer of any certificate for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

        The Rights will not be exercisable until the Distribution Date and will expire at the close of business on September 22, 2019, unless earlier redeemed by the Corporation as described below.

        As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Board, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

        In the event (a "Flip-in Event") that any person, at any time after the date of the Rights Agreement, becomes an Acquiring Person, each holder of a Right thereafter will have the right to receive, upon exercise thereof, Common Stock (or, in certain circumstances, cash, property or other securities of the Corporation) having a value equal to two times the Purchase Price. Notwithstanding any of the foregoing, following the occurrence of a Flip-in Event, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by an Acquiring Person, any of its associates or affiliates, and certain of its transferees, will be null and void. Moreover, the Rights will not be exercisable following the first occurrence of a Flip-in Event until such time as the Rights are no longer redeemable by the Corporation as described below.

        In the event that, at any time following the Stock Acquisition Date, (i) the Corporation is acquired in a merger or other business combination transaction, or (ii) 50% or more of the Corporation's assets or earning power is sold or transferred (each, a "Flip-over Event"), each holder of a Right (except Rights which previously have been voided as described above) shall thereafter have the right to receive, upon exercise thereof, common stock or other securities of the acquiring company having a value equal to two times the Purchase Price.

        The Purchase Price payable, and the number of shares of Common Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time in accordance with customary anti-dilution provisions.

        With certain exceptions, no adjustment to the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional shares will be issued. Instead, a cash payment will be made in lieu of fractional shares based on the market price of the Common Stock on the most recent trading day during which a trade occurred prior to the date of exercise.

        At any time after the Rights become exercisable for Common Stock, the Board may exchange the unexercised Rights (other than Rights owned by any Acquiring Person which have become void), in whole or in part, at an exchange ratio of one share of Common Stock per Right (subject to adjustment). Notwithstanding the foregoing, no such exchange of the Rights may be authorized by the Board during the Special Period or at any time when the Rights are not redeemable.

        The Board is empowered to redeem the Rights in whole, but not in part, at a price of $0.01 per Right (the "Redemption Price") at any time before the earlier of (i) the close of business on the 20th day following the Stock Acquisition Date or (ii) the final expiration date of the Rights. Immediately upon the action of the Board ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

        Notwithstanding the foregoing, in the event that after a public announcement (and prior to the withdrawal or abandonment of such announcement) by a third party of an intent or proposal to engage (without the current and continuing concurrence of the Board) in a transaction involving an acquisition of or business combination with the Corporation or otherwise to become an Acquiring Person, there is an election of directors (whether at one or more stockholder meetings and/or pursuant to written stockholder consents) resulting in a majority of the Board being comprised of persons who were not nominated by the Board in office immediately prior to such election, then following the Special Period, the Rights, if otherwise then redeemable, will only be redeemable by the Board either (1) if the Board has followed certain prescribed procedures or (2) in any other case, provided that, if in any such other case the Board's decision regarding redemption and any acquisition or business combination is challenged as a breach of fiduciary duty of care or loyalty, the directors can establish the entire fairness of such decision without the benefit of any business judgment rule or other presumption. The procedures required under clause (1) include: (a) the retention of an independent financial advisor, and the receipt by the Board of (i) the views of such advisor regarding whether redemption of the Rights will serve the best interests of the Corporation and its stockholders, or
   (ii) such advisor's statement that it is unable to express such a view, setting forth the reason therefor; and (b) with respect to any pending acquisition or business combination proposal, (i) the implementation by the Board, with the advice of its independent financial advisor, of a process and procedures which the Board and such advisor conclude would be most likely to result in the best value reasonably available to stockholders, (ii) receipt of a fairness opinion from such advisor, and the Board determining, and such advisor confirming, that it has no reason to believe that a superior transaction is reasonably available, and (iii) execution of a definitive transaction agreement.

        Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Corporation, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Corporation, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) or for common stock of an acquiring company as set forth above.

        The Rights Agreement may be amended by the Board without the approval of any holders of Rights (a) prior to the Distribution Date, in any manner and (b) after the Distribution Date, in order to (i) cure any ambiguity, (ii) correct or supplement provisions which may be defective or inconsistent, (iii) make changes which do not adversely affect the interests of holders of Rights (other than those held by an Acquiring Person or certain related persons) or (iv) shorten or lengthen any time period under the Rights Agreement (including the time period governing redemption), provided that no supplement or amendment to the Rights Agreement may be made during the Special Period or at any time when the Rights are nonredeemable other than supplements or amendments of the type contemplated by clause (i) or
   (ii) above.

        The Rights may have certain anti-takeover effects. The Rights will cause a substantial dilution to a person or group that attempts to acquire the Corporation unless the acquisition is conditioned on a substantial number of Rights being acquired. The Rights should not interfere with any merger or other business combination properly approved by the Board.

        The Rights Agreement is filed hereto as Exhibit 4.1 and is incorporated herein by reference. The foregoing summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the full text of the Rights Agreement.





   ITEM 3.03.     MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

        See the information set forth under Item 1.01 of this report which is incorporated by reference into this Item 3.03.

   ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

   (d)  Exhibits.


        4.1 Rights Agreement, dated as of September 22, 2009, between First Mid-Illinois Bancshares, Inc. and Computershare Trust Company, N.A., as Rights Agent (incorporated by reference to
             Exhibit 4.1 to First Mid-Illinois Bancshares, Inc.'s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on September 24, 2009).



                                  SIGNATURE
                                  ---------

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FIRST MID-ILLINOIS BANCSHARES, INC.


   Dated:  September 24, 2009         By: /s/ William S. Rowland
                                          ------------------------------
                                      Name:  William S. Rowland
                                      Title: President and Chief
                                               Executive Officer



                                EXHIBIT INDEX
                                -------------


   EXHIBIT NO.    DESCRIPTION
   -----------    -----------

       4.1 Rights Agreement, dated as of September 22, 2009, between First Mid-Illinois Bancshares, Inc. and Computershare Trust Company, N.A., as Rights Agent (incorporated by reference to Exhibit 4.1 to First Mid-Illinois Bancshares, Inc.'s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on September 24, 2009).